UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2008
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
As previously reported, F.N.B. Corporation (FNB) completed its acquisition of Omega Financial Corporation (Omega) with and into FNB as of the open of business on April 1, 2008, pursuant to the Agreement and Plan of Merger dated November 8, 2007 between FNB and Omega (the Merger).
On April 7, 2008, FNB filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the Merger, among other things. FNB is amending such Current Report on Form 8-K to provide financial information required by Item 9.01 of the Current Report on Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Businesses Acquired

Financial statements of Omega with respect to the years ended December 31, 2007 and 2006 are attached as Exhibit 99.1 to this Current Report on Form 8-K. Financial statements of Omega with respect to the three months ended March 31, 2008 are included in the pro forma information described in (b) below.

(b)	Pro Forma Financial Information

Pro forma financial statements of FNB and Omega with respect to the three months ended March 31, 2008 are incorporated by reference to FNB’s Registration Statement on Form S-4 (Registration No. 333-150972).

(d)	Exhibits
2.1	Agreement and Plan of Merger between F.N.B. Corporation and Omega Financial Corporation dated November 8, 2007 (incorporated by reference to FNB’s Registration Statement on Form S-4, as amended (Registration No. 333-148117)).

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm. (filed herewith).

99.1	Financial Statements of Omega Financial Corporation with respect to the years ended December 31, 2007 and 2006. (filed herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION (Registrant)

By:	/s/Brian F. Lilly

Name:	Brian F. Lilly
Title:	Chief Financial Officer (Principal Financial Officer)
Dated: June 18, 2008